                                                                    EXHIBIT 10.2

                         ACTUATE SOFTWARE CORPORATION
                             1994 STOCK OPTION PLAN
                             ----------------------

              (AS AMENDED AND RESTATED THROUGH FEBRUARY 12,1998)


      I.  PURPOSES OF THE PLAN

          This Actuate Software Corporation 1994 Stock Option Plan (the "Plan") is intended to promote the interests of Actuate Software Corporation, a California corporation, by providing a method whereby eligible individuals who provide valuable services to the Corporation (or any Parent or Subsidiary) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and continue to render services to the Corporation (or any Parent or Subsidiary).

      II. DEFINITIONS

          For the purposes of this Plan, the following definitions shall be in effect:

          A.   BOARD shall mean the Corporation's Board of Directors.
               -----

          B.   CODE shall mean the Internal Revenue Code of 1986, as amended.
               ----

          C.   COMMITTEE shall mean a committee of two (2) or more Board members
               ---------
appointed by the Board to exercise one or more administrative functions under the Plan.

          D.   COMMON STOCK shall mean the Corporation's common stock.
               ------------

          E.   CORPORATE TRANSACTION shall mean either of the following
               ---------------------
shareholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation or any Parent or Subsidiary.

          F.   CORPORATION shall mean Actuate Software Corporation, a California
               -----------
corporation.

          G.   DISABILITY  shall mean the inability of the Optionee to engage in
               ----------
any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

          H.   EMPLOYEE shall mean an individual who is in the employ of the
               --------
Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          I.   EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as
               ------------
amended.

          J.   EXERCISE DATE shall mean the date on which the Corporation shall
               -------------
have received written notice of the option exercise.

          K.   FAIR MARKET VALUE per share of Common Stock on any relevant date
               -----------------
under the Plan shall be the value determined in accordance with the following provisions:

               (i) If the Common Stock is not at the time listed or admitted to trading on any Stock Exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed or admitted to trading on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iii) If the Common Stock is at the time neither listed nor admitted to trading on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

          L.   INCENTIVE OPTION shall mean a stock option which satisfies the
               ----------------
requirements of Code Section 422.

          M.   NON-STATUTORY OPTION shall mean a stock option not intended to
               --------------------
meet the requirements of Code Section 422.

          N.   PARENT shall mean any corporation (other than the Corporation) in
               ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          O.   PLAN shall mean the Corporation's 1994 Stock Option Plan, as set
               ----
forth in this document.

          P.   PLAN ADMINISTRATOR shall mean either the Board or the Committee,
               ------------------
to the extent the Committee is at the time responsible for the administration of the Plan in accordance with Article III.

          Q.   SERVICE shall mean the provision of services to the Corporation
               -------
or any Parent or Subsidiary by an individual in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

          R.   STOCK EXCHANGE shall mean either the American Stock Exchange or
               --------------
the New York Stock Exchange.

          S.   SUBSIDIARY shall mean each corporation (other than the
               ----------
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          T.   10% SHAREHOLDER shall mean the owner of stock (as determined
               ---------------
under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary.

                                       2.

      III.  ADMINISTRATION OF THE PLAN

            A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

            B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option.

      IV.   ELIGIBILITY FOR OPTION GRANTS

            A. The persons eligible to receive option grants under the Plan are as follows:

               (i)  Employees,

              (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

             (iii) consultants who provide valuable services to the Corporation (or any Parent or Subsidiary).

            B. The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

      V.    STOCK SUBJECT TO THE PLAN

            A. The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The maximum number of shares which may be issued over the term of the Plan shall not exceed 2,775,350 shares, subject to adjustment from time to time in accordance with the provisions of this Article V. In no event may any one officer of the Corporation acquire shares of Common Stock under the Plan in excess of twenty-five percent (25%) of the total share reserve available for issuance under the Plan.

            B. Shares subject to outstanding options shall be available for subsequent option grants under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article IX of the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent option grants under the Plan.

            C. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any adjustments be made for the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of the Common Stock.

                                       3.

      VI. TERMS AND CONDITIONS OF OPTIONS

          Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator, provided, however, that each such instrument shall comply with
               --------
the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Article VII.

          A.   EXERCISE PRICE.
               --------------

               1. The exercise price per share shall be fixed by the Plan Administrator. In no event, however, shall the exercise price per share be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the date of the option grant.

               2. If the individual to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date.

               3. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Article X and the agreement evidencing the grant, be payable in cash or check made payable to the Corporation. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Exchange Act at the time the option is exercised, then the exercise price may also be paid as follows:

             (i) in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

            (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.   TERM AND EXERCISE OF OPTIONS.  Each option granted under the Plan
               ----------------------------
shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the stock option agreement. However, no option shall have a term in excess of ten (10) years measured from the grant date. The option shall be exercisable during the optionee's lifetime only by the optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death.

          C.   EFFECT OF TERMINATION OF SERVICE.
               --------------------------------

               1. Except to the extent otherwise provided pursuant to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options held by the optionee at the time of cessation of Service or death:

               (i) Should the optionee cease to remain in Service for any reason other than death or Disability, then the period during which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

                                       4.

               (ii) Should such Service terminate by reason of Disability, then the period during which each outstanding option held by the optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

              (iii) Should the optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the optionee's death. During such limited period, the option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

               (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the optionee is not otherwise at that time vested.

                   2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                   (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                  (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

          D.   SHAREHOLDER RIGHTS.  An optionee shall have no shareholder rights
               ------------------
with respect to the shares subject to the option until such individual shall have exercised the option and paid the exercise price.

          E.   UNVESTED SHARES.  The Plan Administrator shall have the
               ---------------
discretion to authorize the issuance of unvested shares of Common Stock under the Plan. Should the optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the optionee) any of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right. In no event, however, may the Plan Administrator impose a vesting schedule upon any option granted under the Plan or any shares of Common Stock subject to the option which is more restrictive than twenty percent (20%) per year vesting, beginning one (1) year after the grant date.

          F.   FIRST REFUSAL RIGHTS.  Until such time as the Corporation's
               --------------------
outstanding shares of Common Stock are first registered under Section 12(g) of the Exchange Act, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the optionee (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be

                                       5.

exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

                                       6.

      VII.  INCENTIVE OPTIONS

            The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Article VII, all the provisions of the Plan shall be applicable to Incentive Options. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory shall not
                                                                             ---
be subject to such terms and conditions.

            A.   EXERCISE PRICE.  The exercise price per share of the Common
                 --------------
Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date of grant.

            B.   DOLLAR LIMITATION.  The aggregate Fair Market Value of the
                 -----------------
Common Stock (determined as of the respective date or dates of grant) for which one (1) or more options granted to any Employee under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

            C.   10% SHAREHOLDER.  If any individual to whom an Incentive Option
                 ---------------
is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the grant date.

      VIII. CORPORATE TRANSACTION

            A. The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option shall NOT vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation's repurchase rights with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

            B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

            D. Each outstanding option which is assumed in connection with a Corporate Transaction or is otherwise to remain outstanding shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain
--------
the same.

                                       7.

            E. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

            F. The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IX.   CANCELLATION AND REGRANT OF OPTIONS

            The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of an option grant to a 10% Shareholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

      X.    LOANS

            A. The Plan Administrator may assist any optionee in the exercise of one or more options granted to the optionee by:

               (i) authorizing the extension of a loan from the Corporation to the optionee, or

              (ii) permitting the optionee to pay the exercise price in installments over a period of years.

            B. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be authorized with or without security or collateral. However, any loan made to a consultant or non-employee board member must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each optionee may not exceed the sum of (i) the aggregate exercise
                                              ---
price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the optionee in connection with such exercise.

            C. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this Article X shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may in its discretion deem appropriate.

      XI.   NO EMPLOYMENT OR SERVICE RIGHTS

            Nothing in the Plan shall confer upon the optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary) or of the optionee, which rights are hereby expressly reserved by each, to terminate the optionee's Service at any time for any reason, with or without cause.

      XII.  AMENDMENT OF THE PLAN

            A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect their rights and obligations under their outstanding options. In addition, the Board shall not, without the approval of the Corporation's shareholders, (i) increase the maximum number of shares issuable under the

                                       8.

Plan,except for permissible adjustments under Article V, (ii) materially modify the eligibility requirements for option grants or (iii) otherwise materially increase the benefits accruing to option holders.

            B. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided an amendment sufficiently increasing the number of shares of
          --------
Common Stock available for issuance under the Plan is approved by the Corporation's shareholders within twelve (12) months after the date the excess grants are first made.

      XIII. EFFECTIVE DATE AND TERM OF PLAN

            A. The Plan became effective upon its adoption by the Board. The Plan was amended and restated by the Board in November of 1996 and from time to time the Board may increase the authorized number of shares under the Plan. However, no option granted under the Plan on the basis of such share increases shall become exercisable unless and until the Plan shall have been approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's amendment of the Plan, then all options previously granted under the Plan on the basis of such share increase shall terminate and no further options shall be granted.

            B. The provisions of each restatement shall apply only to options granted under the Plan from and after each such restatement. Each option issued and outstanding under the Plan prior to adoption of each restatement shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing such grant) as in effect on the date each such option was previously granted, and nothing in the Plan amendment shall be deemed to affect or otherwise modify the rights or obligations of the holders of such prior options with respect to the acquisition of shares of Common Stock thereunder.

            C.   The Plan shall terminate upon the earliest of (i) the
                                                   --------
expiration of the ten (10)-year period measured from the date the Plan was adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options under Article VIII. Upon such plan termination, each option and unvested share issuance outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the agreements evidencing that option or share issuance.

      XIV.  USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

      XV.   WITHHOLDING

            The Corporation's obligation to deliver shares upon the exercise of any options granted under the Plan shall be subject to the satisfaction by the optionee of all applicable Federal, state and local income and employment tax withholding requirements.

      XVI.  REGULATORY APPROVALS

            The implementation of the Plan, the granting of any option hereunder and the issuance of Common Stock upon the exercise of any option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Common Stock issued pursuant to it.

      XVII. FINANCIAL REPORTS

            The Corporation shall deliver at least annually to each individual holding an outstanding option under the Plan the same financial information furnished to holders of the Common Stock, unless the optionee is a key employee whose duties in connection with the Corporation assure such individual access to equivalent information.

                                       9.